Property and Equipment, Net	12 Months Ended
Dec. 31, 2023
Property and Equipment, Net [Abstract]
Property and Equipment, Net

6. Property and Equipment, Net

Property and equipment, net, consisted of the following

	As of December 31, 2022	As of December 31, 2023
	US$	US$
Electronic equipment	2,288	2,677
Furniture, fixtures and other equipment	1,332	2,265
Plants	83	1,310
Construction in progress	—	602
Property and equipment, cost	3,703	6,854
Less: accumulated depreciation	(982)	(1,392)
Impairment	(849)	(468)
	1,872	4,994

Depreciation expenses for the year ended December 31, 2023, 2022 and 2021 were approximately $1,241, $1,506 and $152 respectively. Impairment losses are made against SAIHUB cabinet and outdated bitcoin mining machines, which were out of use, and Management believes the carrying amount is not recoverable thus made full provision.